UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 27, 2023

MUELLER INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

150 Schilling Boulevard	Suite 100
Collierville	Tennessee	38017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(901)	753-3200

Registrant’s Former Name or Address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	MLI	NYSE

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new of revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2023 the shareholders of Mueller Industries, Inc. (the “Company”) approved an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of its authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares. Specifically, the first paragraph of Article V has been replaced to increase the total number of the Company’s authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares par value $.01 per share. The amendment became effective upon filing with the Secretary of State of the State of Delaware on September 26, 2023. The foregoing description is qualified in its entirety by reference to the Certificate of Amendment of Restated Certificate of Incorporation filed as Exhibit 3.1 to this Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 26, 2023 the Registrant held a special meeting of shareholders to approve an amendment to the Company's Restated Certificate of Incorporation to increase the total number of its authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares. Set forth below is the final voting result of the meeting.

For	48,639,716

Against	3,478,111

Abstentions	226,927

Item 8.01	Other Events.

On September 26, 2023, following the special meeting of shareholders and the amendment to its certificate of incorporation as described above, the Company issued a press release announcing that its Board has declared a two-for-one stock split in the form of a 100 percent stock dividend. The dividend will be payable October 20, 2023 to stockholders of record on October 6, 2023. A copy of the press release announcing the payment and record dates is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of the Restated Certification of Incorporation
99.1	Press release dated September 26, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

	By:	/s/ CHRISTOPHER J. MIRITELLO
	Name:	Christopher J. Miritello
	Title:	Executive Vice President - General Counsel

Date: September 27, 2023

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Change for Mueller Industries, Inc., effective as of September 26, 2023
99.1	Press release, dated September 26, 2023

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